Exhibit 10.1

Confidential

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEM Offeror To Complete Block 12, 17, 23, 24, & 30						1. Requisition Number SEE SCHEDULE	Page 1 Of 32
2. Contract No. W15P7T-13-C-D519		3. Award/Effective Date 2013MAY02			4. Order Number	5. Solicitation Number	6. Solicitation Issue Date
7. For Solicitation Information Call:	▶	A. Name LONNY MATESKY				B. Telephone Number (No Collect Calls) (410) 278-4256	8. Offer Due Date/Local Time
9. Issued By			Code	W15P7T	10. This Acquisition is ☐ Unrestricted OR ☐ Set Aside: % For:
ARMY CONTRACTING CMD-APG					☐ Small Business	☐ Women-Owned Small Business (WOSB)
6001 COMBAT DR, APG, MD 21005-1846						Eligible Under the Women-Owned Small Business Program
					☐ Hubzone Small Business	☐ Economically Disadvantaged Women-Owned
Small Business (EDWOSB)
☐ Service-Disabled Veteran-Owned Small Business NAICS: 334220
Email: LONNY.J.MATESKY@US.ARMY.MIL					☐ 8(A) Size Standard:
11. Delivery For FOB Destination			12. Discount Terms		☒ 13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)			13b. Rating DOA7
Unless Block Is Marked
☒ See Schedule					14. Method Of Solicitation ☐ RFQ ☐ IFB ☒ RFP
15. Deliver To			Code		16. Administered By		Code	S2206A
SEE SCHEDULE					DCMA BOSTON - AFCC 495 SUMMER STREET BOSTON MA 02210-2138
Telephone No.
17a. Contractor/Offeror	Code	31547	Facility		18a. Payment Will Be Made By		Code	HQ0337
TECHNICAL COMMUNICATIONS CORPORATION 100 DOMINO DR CONCORD, MA 01742-2817					DFAS - COLUMBUS CENTER NORTH ENTITLEMENT OPERATIONS P.O. BOX 182266 COLUMBUS, OH 43218-2266
Telephone No. (978) 287-6219
☐ 17b. Check If Remittance Is Different And Put Such Address In Offer					18b. Submit Invoices To Address Shown In Block 18a Unless Block Is Checked ☐ See Addendum
19. Item No.	20. Schedule Of Supplies/Services				21. Quantity	22. Unit	23. Unit Price	24. Amount
SEE SCHEDULE
(Use Reverse and/or Attach Additional Sheets As Necessary)
25. Accounting And Appropriation Data SEE CONTRACT ADMINISTRATION DATA							26. Total Award Amount (For Govt. Use Only) $3,646,399.00
☐ 27a. Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4. FAR 52.212-3 And 52.212-5 Are Attached. Addenda ☐ Are ☐ Are Not Attached.
☒ 27b. Contract/Purchase Order Incorporates By Reference FAR 52.212-4. FAR 52.212-5 Is Attached. Addenda ☐ Are ☒ Are Not Attached.
☒ 28. Contractor Is Required To Sign This Document And Return 2 Copies to Issuing Office. Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.						☐ 29. Award Of Contract: Ref. Offer Dated . Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:
30a. Signature Of Offeror/Contractor					31a. United States Of America (Signature Of Contracting Officer) / SIGNED REPRINT /
30b. Name And Title Of Signer (Type Or Print)			30c. Date Signed		31b. Name Of Contracting Officer (Type Or Print)			31c. Date Signed
ERNEST BAILEY
					ERNEST.BAILEY1@US.ARMY.MIL (410) 278-5017			2013MAY02

Authorized For Local Reproduction Previous Edition Is Not Usable	Standard Form 1449 (Rev. 5/2011) Prescribed By GSA-FAR (48 CFR) 53.212

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

19. Item No.	20. Schedule Of Supplies/Services	21. Quantity	22. Unit	23. Unit Price	24. Amount

32a. Quantity In Column 21 Has Been

☐ Received	☐ Inspected	☐ Accepted, And Conforms To The Contract, Except As Noted:

32b. Signature Of Authorized Government Representative			32c. Date	32d. Printed Name and Title of Authorized Government Representative

32e. Mailing Address of Authorized Government Representative				32f. Telephone Number of Authorized Government Representative
32g. E-Mail of Authorized Government Representative
33. Ship Number		34. Voucher Number	35. Amount Verified Correct For	36. Payment			37. Check Number
Partial	Final			☐ Complete	☐ Partial	☐ Final
38. S/R Account No.		39. S/R Voucher Number	40. Paid By
41a. I Certify This Account Is Correct And Proper For Payment				42a. Received By (Print)
41b. Signature And Title Of Certifying Officer			41c. Date	42b. Received At (Location)
				42c. Date Rec’d (YY/MM/DD)		42d. Total Containers

Standard Form 1449 (Rev. 5/2011) Back

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 2 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

SUPPLEMENTAL INFORMATION

Buyer Name: LONNY MATESKY

Buyer Office Symbol/Telephone Number: CCAP-SCD/ (410) 278-4256

Type of Contract: Firm Fixed Price

Kind of Contract: Supply Contracts and Priced Orders

Type of Business: Other Small Business Performing in U.S.

Surveillance Criticality Designator: C

FMS REQUIREMENT

***  End of Narrative A0000  ***

SUPPLEMENTAL INFORMATION

Buyer Name: LONNY MATESKY

Buyer Office Symbol/Telephone Number: CCAP-SCD/ (410) 278-4256

Coolest #6245

1. This contract is for a Foreign Military Sale (FMS) requirement for the country of Egypt, under FMS CASE EG-B-UZE. The purpose of this contract is to procure up-grade kits, test equipment, and associated training for the Egyptian Armed Forces.

2. The contract type is Firm Fixed Price (FFP). The items being procured are non-developmental items and will be governed by FAR Part 12.

3. Per the FMS the Government awards this contract on a sole source basis to Technical Communications Corporation (TCC).

3. Early deliveries for hardware CLINs (0001-0010) at no additional cost to the Government is acceptable.

4. All other terms and conditions are contained herein.

***  END OF NARRATIVE A0001  ***

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 3 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT
SUPPLIES OR SERVICES AND PRICES/COSTS
0001	KIT TO UPGRADE DSD72A-SP D						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC KIT TO UPGRADE CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820
	PRON: J52SAH571G	PRON AMD: 01	ACRN: AA
AMS CD: UZE011
FMS COUNTRY/CASE: EG/UZE
Please see SOW 3.1 and Appendix A for the description and quantity of items.
(End of narrative B001)
Packaging and Marking
Inspection and Acceptance
	INSPECTION:	Origin	ACCEPTANCE:	Origin
Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D001	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Origin

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
HANOVER MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0002	EW (EPROM) CPU SET FOR AT1						(*****)	EA	(*****)	(*****)

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 4 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT
GENERIC NAME DESCRIPTION: SW (EPROM) CPU SW EP
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820
PRON: J52SAH581G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
FMS COUNTRY/CASE: EG/UZE
Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)
Packaging and Marking
Inspection and Acceptance
	INSPECTION:	Origin	ACCEPTANCE:	Origin
Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D002	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Origin

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
HANOVER MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0003	TCC MUX Cable to MPS
GENERIC NAME DESCRIPTION: TCC MUX Cable to MPS
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 5 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

0003AA	MUX CABLE TO MSP-3 METER						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC MUX Cable to MPS
PRON: J52SAH591G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
PSC: 5820
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D003	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

FOB POINT: Destination

SHIP TO:

	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
HANOVER MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0003AB	MUX CABLES TO MPS-10 METER						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC MUX Cable to MPS
PRON: J52SAH601G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
PSC: 5820

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 6 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT
FMS COUNTRY/CASE: EG/UZE
Please see SOW 3.1 and Appendix A for the description and quantity of items.
(End of narrative B001)
Packaging and Marking
Inspection and Acceptance
	INSPECTION:	Destination	ACCEPTANCE:	Destination
Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D004	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Destination

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
HANOVER MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0004	TCC RADIO CABLE
GENERIC NAME DESCRIPTION: TCC RADIO CABLE
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

0004AA	RADIO CABLE TO RL424-3 METER						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC RADIO CABLE
PRON: J52SAH611G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
PSC: 5820

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 7 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
	INSPECTION:	Destination	ACCEPTANCE:	Destination

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D005	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Destination

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
HANOVER MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0004AB	RADIO CABLE TO RL424-10 METER						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC RADIO CABLE
PRON: J52SAH621G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
PSC: 5820
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 8 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
	INSPECTION:	Destination	ACCEPTANCE:	Destination

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D006	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Destination

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
HANOVER MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0005	TCC KEYNET CABLE						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC KEYNET CABLE
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

PRON: J52SAH631G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 9 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION:	Destination	ACCEPTANCE:	Destination

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D007	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Destination

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
HANOVER MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0006	LOOP TEST CONNECTOR						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC LOOP TEST CONNECTOR
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

PRON: J52SAH641G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
	INSPECTION:	Destination	ACCEPTANCE:	Destination

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 10 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT
Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D008	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Destination
SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
HANOVER MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0007	BY PASS ADAPTER FOR DSD 72A-SP(TI)						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC BY PASS Adapter
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

PRON: J52SAH651G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D009	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 11 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT
	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Destination
SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
HANOVER MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0008	AUTOMATED TEST EQUIPMENT
GENERIC NAME DESCRIPTION: AUTOMATED TEST EQUIPMENT
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

0008AA	TCC MODEL 70-3 AUTOMATED TEST						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: AUTOMATED TEST EQUIPMENT
PRON: J52SAH661G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
PSC: 5820
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
	INSPECTION:	Destination	ACCEPTANCE:	Destination

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D010	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 12 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Destination

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
		HANOVER		MD 21076-3183

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0008AB	TCC MODEL 70-4 AUTOMATED TEST						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: AUTOMATED TEST EQUIPMENT
PRON: J52SAH671G PRON AMD: 01 ACRN: AA
AMS CD: UZE011
PSC: 5820
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D011	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

FOB POINT: Destination

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
		HANOVER	MD 21076-3183

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0009	KIT TO UPGRADE EXISTING SERIAL CCMS						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC UPGRADE KIT
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

PRON: J52SAH681G PRON AMD: 01 ACRN: AB
AMS CD: UZE012
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D012	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Destination

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
		HANOVER	MD 21076-3183

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT
	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0010	TEST EQUIPMENT FOR E1-E2-E3-D1						(*****)	EA	(*****)	(*****)

GENERIC NAME DESCRIPTION: TCC BER TEST EQUIPMENT
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

PRON: J52SAH691G PRON AMD: 01 ACRN: AC
AMS CD: UZE013
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.1 and Appendix A for the description and quantity of items.

(End of narrative B001)

A quantity of two (2) Part Number 401-25912, BER Test Cables, are included in the price and will ship with the purchase of BER Test Equipment Part Number 401- 25757. See SOW Appendix A for additional information.

(End of narrative B002)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	BEGH4N2242D013	BZ3UZE	L	BEGH00	3

		PROJ CD	BRK BLK PT
BEG003

	DEL REL CD	QUANTITY	DEL DATE
	001	(*****)	(*****)

	FOB POINT:	Destination

SHIP TO:
	(BEG003)	RADIANT GLOBAL LOGISTICS
7465 CANDLEWOOD ROAD SUITE M
		HANOVER	MD 21076-3183

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	MARK FOR:	EGYPTIAN MINISTRY OF DEFENSE
SIGNAL DEPARTMENT
EL NASER CITY CAIRO EGYPT

0011	TRAINING (CONUS)			(*****)	(*****)		(*****)

GENERIC NAME DESCRIPTION: Training Conus At TC
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

PRON: J52SAH701G PRON AMD: 01 ACRN: AD
AMS CD: UZE014
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.8 for the description of the item(s).

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	(*****)	(*****)

(*****)

0012	TRAINING (OCONUS)			(*****)	(*****)		(*****)

GENERIC NAME DESCRIPTION: Contractor OCONUS Ma
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5820

PRON: J52SAH711G PRON AMD: 01 ACRN: AE
AMS CD: UZE015
FMS COUNTRY/CASE: EG/UZE

Please see SOW 3.8 for the description of the item(s).

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	(*****)	(*****)

(*****)

0013	CONTRACT DATA REQUIREMENTS LIST			(*****)	(*****)		(*****)

GENERIC NAME DESCRIPTION: CDRL
PSC: 5820

The Contracts Data Requirements List, Exhibit A, is found in Section J.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	(*****)	(*****)

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

The contractor shall perform all work in accordance with the Statement of Work, Attachment 0001, located in Section J.

*** END OF NARRATIVE C0001 ***

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

PACKAGING AND MARKING

Packaging/packing shall be in accordance with ASTM D 3951-10, Standard Practice for Commercial Packaging, Level of Protection (LOP): Commercial, Level of Pack (LPK): Commercial, Quantity Unit Pack (QUP): 001. Marking shall be in accordance with MIL-STD-129P.

*** END OF NARRATIVE D0001 ***

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
1	52.246-2	INSPECTION OF SUPPLIES — FIXED-PRICE	AUG/1996
2	52.246-4	INSPECTION OF SERVICES — FIXED-PRICE	AUG/1996
3	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

4	52.246-11	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT	FEB/1999

The Contractor shall comply with the higher-level quality standard selected below. [If more than one standard is listed, the offeror shall indicate its selection by checking the appropriate block.]

Title

American National Standard, Quality

Management Systems

Number

ANSI/ISO/ASQ(E)

Q90001-2008

Date

15 November 2008

Tailoring

Requires Approval of

the Contracting Officer

(End of Clause)

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/AMS CD/MIPR	OBLG STAT	JO NO/ACCT ASSIGN	ACRN	OBLIGATED AMOUNT
0001	J52SAH571G UZE011	2	2RGZUA	AA	(*****)

0002	J52SAH581G UZE011	2	2RGZUB	AA	(*****)

0003AA	J52SAH591G UZE011	2	2RGZUC	AA	(*****)

0003AB	J52SAH601G UZE011	2	2RGZUD	AA	(*****)

0004AA	J52SAH611G UZE011	2	2RGZUE	AA	(*****)

0004AB	J52SAH621G UZE011	2	2RGZUF	AA	(*****)

0005	J52SAH631G UZE011	2	2RGZUG	AA	(*****)

0006	J52SAH641G UZE011	2	2RGZUH	AA	(*****)

0007	J52SAH651G UZE011	2	2RGZUI	AA	(*****)

0008AA	J52SAH661G UZE011	2	2RGZUJ	AA	(*****)

0008AB	J52SAH671G UZE011	2	2RGZUK	AA	(*****)

0009	J52SAH681G UZE012	2	2RGZUL	AB	(*****)

0010	J52SAH691G UZE013	2	2RGZUM	AC	(*****)

0011	J52SAH701G UZE014	2	2RGZUN	AD	(*****)

0012	J52SAH711G UZE015	2	2RGZUO	AE	(*****)

TOTAL					$3,646,399.00

ACRN	ACCOUNTING CLASSIFICATION		OBLIGATED AMOUNT
AA	9711 X8242EGO1X627510UZE 01131EAEGS28043	W15GK8	(*****)
AB	9711 X8242EGO1X627510UZE 01231EAEGS28043	W15GK8	(*****)
AC	9711 X8242EGO1X627510UZE 01331EAEGS28043	W15GK8	(*****)
AD	9711 X8242EGO1X627510UZE 01431EAEGS28043	W15GK8	(*****)
AE	9711 X8242EGO1X627510UZE 01531EAEGS28043	W15GK8	(*****)

TOTAL			$3,646,399.00

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

LINE ITEM	ACRN	EDI/SFIS ACCOUNTING CLASSIFICATION
0001	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH571G	2RGZUA	S28043
0002	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH581G	2RGZUB	S28043
0003AA	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH591G	2RGZUC	S28043
0003AB	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH601G	2RGZUD	S28043
0004AA	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH611G	2RGZUE	S28043
0004AB	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH621G	2RGZUF	S28043
0005	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH631G	2RGZUG	S28043
0006	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH641G	2RGZUH	S28043
0007	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH651G	2RGZUI	S28043
0008AA	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH661G	2RGZUJ	S28043
0008AB	AA	97110X0X8242EGO1	W15GK8	X627510UZE011	31EAJ52SAH671G	2RGZUK	S28043
0009	AB	97110X0X8242EGO1	W15GK8	X627510UZE012	31EAJ52SAH681G	2RGZUL	S28043
0010	AC	97110X0X8242EGO1	W15GK8	X627510UZE013	31EAJ52SAH691G	2RGZUM	S28043
0011	AD	97110X0X8242EGO1	W15GK8	X627510UZE014	31EAJ52SAH701G	2RGZUN	S28043
0012	AE	97110X0X8242EGO1	W15GK8	X627510UZE015	31EAJ52SAH711G	2RGZUO	S28043

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

SPECIAL CONTRACT REQUIREMENTS

RIGHTS IN TECHNICAL DATA AND SOFTWARE PROVIDED TO A FOREIGN GOVERNMENT

The parties hereto recognize that any technical data and computer software being purchased hereunder will be provided to a foreign government. The parties further recognize that the clauses in this contract dealing with rights in technical data and computer software, along with those addressing indemnification for patent infringement, may be drafted in terms of rights and obligations flowing to the United States Government. Accordingly, the Contractor agrees to grant, and by incorporation of this clause in the contract document, does grant, that foreign government the same rights in technical data and computer software as is granted to the United States Government by operation of those clauses in the contract document dealing with rights in technical data and computer software except that no rights to computer software source code for the foreign government are provided in this contract. Further, the Contractor hereby extends to that foreign government the same degree of indemnification for patent infringement which it affords the United States pursuant to the terms of this contract. For purposes of contract administration, the parties agree that the clauses will be administered with the foreign government in such a manner as best approximates that set out with respect to the United States Government.

*** END OF NARRATIVE H0001 ***

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

CONTRACT CLAUSES

	Regulatory Cite	Title	Date
1	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	OCT/2010
2	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON POSTCONSUMER FIBER CONTENT PAPER	MAY/2011
3	52.212-4	CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS	FEB/2012
4	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007
5	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
6	52.227-9	REFUND OF ROYALTIES	APR/1984
7	252.204-7008	EXPORT-CONTROLLED ITEMS	APR/2010
8	252.227-7015	TECHNICAL DATA — COMMERCIAL ITEMS	DEC/2011
9	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JAN/2011
10	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	MAR/2011
11	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988
12	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	JUN/2012
13	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	JUN/2012

14	52.212-5	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS — COMMERCIAL ITEMS	JAN/2013

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1)	52.222-50, Combating Trafficking in Persons (FEB 2009) (22U.S.C. 7104(g)).

— Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(2)	52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(3)	52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

  X   (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sep 2006), with Alternate I (Oct 1995)(41 U.S.C. 253g and 10 U.S.C. 2402).

       (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

       (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (Jun 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

  X   (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Aug 2012) (Pub. L. 109-282) (31 U.S.C. 6101 note).

       (5) 52.204-11, American Recovery and Reinvestment Act — Reporting Requirements (JUL 2010) (Pub. L. 111-5).

  X   (6) 52.209-6, Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (DEC 2010) (31 U.S.C. 6101 note).

  X   (7) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (FEB 2012) (41 U.S.C. 2313).

       (8) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (MAY 2012) (section 740 of Division C of Public Law 111-117, section 743 of Division D of Public Law 111-8, and section 745 of Division D of Public Law 110-161)

       (9) 52.219-3, Notice of Total HUBZone Set-Aside or Sole-Source Award (Nov 2011) (15 U.S.C. 657a).

       (10) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 2011) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

       (11) [Reserved]

       (12) (i) 52.219-6, Notice of Total Small Business Set-Aside (Nov 2011) (15 U.S.C. 644).

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

       (ii) Alternate I (Nov 2011) of 52.219-6.

       (iii) Alternate II (Nov 2011) of 52.219-6.

       (13) (i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

       (ii) Alternate I (Oct 1995) of 52.219-7.

       (iii) Alternate II (Mar 2004) of 52.219-7.

  X   (14) 52.219-8, Utilization of Small Business Concerns (Jan 2011) (15 U.S.C. 637(d)(2) and (3)).

       (15) (i) 52.219-9, Small Business Subcontracting Plan (Jan 2011) (15 U.S.C. 637 (d)(4)).

       (ii) Alternate I (Oct 2001) of 52.219-9.

       (iii) Alternate II (Oct 2001) of 52.219-9.

       (iv) Alternate III (Jul 2010) of 52.219-9.

       (16) 52.219-13, Notice of Set-Aside of Orders (NOV 2011) (15 U.S.C. 644(r)).

       (17) 52.219-14, Limitations on Subcontracting (Nov 2011) (15 U.S.C. 637(a)(14)).

       (18) 52.219-16, Liquidated Damages — Subcontracting Plan (JAN 1999) (15 U.S.C. 637(d)(4)(F)(i)).

       (19) (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Oct 2008)(10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

       (ii) Alternate I (June 2003) of 52.219-23.

       (20) 52.219-25, Small Disadvantaged Business Participation ProgramDisadvantaged Status and Reporting (Dec 2010)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

       (21) 52.219-26, Small Disadvantaged Business Participation ProgramIncentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

       (22) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (Nov 2011) (15 U.S.C. 657 f)

  X   (23) 52.219-28, Post Award Small Business Program Rerepresentation (APR 2012) (15 U.S.C. 632(a)(2)).

       (24) 52.219-29 Notice of Total Set-Aside for Economically Disadvantaged Women-Owned Small Business (EDWOSB) Concerns (Apr 2012) (15 U.S.C. 637(m)).

       (25) 52.219-30 Notice of Total Set-Aside for Women-Owned Small Business (WOSB) Concerns Eligible Under the WOSB Program (Apr 2012) (15 U.S.C. 637(m)).

  X   (26) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

  X   (27) 52.222-19, Child LaborCooperation with Authorities and Remedies (Mar 2012) (E.O. 13126).

  X   (28) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

  X   (29) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

  X   (30) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2010) (38 U.S.C. 4212).

  X   (31) 52.222-36, Affirmative Action for Workers with Disabilities (Oct 2010) (29 U.S.C. 793).

  X   (32) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2010) (38 U.S.C. 4212).

  X   (33) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496).

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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       (34) 52.222-54, Employment Eligibility Verification (Jul 2012). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

       (35) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

       (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

       (36) 52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007) (42 U.S.C. 8259b).

       (37) (i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423).

       (ii) Alternate I (DEC 2007) of 52.223-16.

  X   (38) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (AUG 2011) (E.O. 13513).

       (39) 52.225-1, Buy American Act — Supplies (Feb 2009)(41 U.S.C. 10a-10d).

       (40) (i) 52.225-3, Buy American Act Free Trade Agreements — Israeli Trade Act (NOV 2012) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, Pub. L. 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, and 110-138).

       (ii) Alternate I (MAR 2012) of 52.225-3.

       (iii) Alternate II (MAR 2012) of 52.225-3.

       (iv) Alternate III (NOV 2012) of 52.225-3.

       (41) 52.225-5, Trade Agreements (NOV 2012) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

  X   (42) 52.225-13, Restrictions on Certain Foreign Purchases (Jun 2008) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

       (43) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

       (44) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007)(42 U.S.C. 5150).

       (45) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

       (46) 52.232-30, Installment Payments for Commercial Items (Oct 1995)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

  X   (47) 52.232-33, Payment by Electronic Funds Transfer — Central Contractor Registration (Oct. 2003)(31 U.S.C. 3332).

       (48) 52.232-34, Payment by Electronic Funds Transfer — Other Than Central Contractor Registration (May 1999)(31 U.S.C. 3332).

       (49) 52.232-36, Payment by Third Party (FEB 2010)(31 U.S.C. 3332).

       (50) 52.239-1, Privacy or Security Safeguards (Aug 1996)(5 U.S.C. 552a).

       (51) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006)(46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631).

       (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

       (1) 52.222-41, Service Contract Act of 1965, (Nov 2007)(41 U.S.C. 351, et seq.).

       (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

       (3) 52.222-43, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Multiple Year and Option Contracts) (Sep 2009) (29 U.S.C.206 and 41 U.S.C. 351, et seq.).

       (4) 52.222-44, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Sep 2009)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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       (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment — Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

       (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Feb 2009) (41 U.S.C. 351, et seq.).

       (7) 52.222-17, Nondisplacement of Qualified Workers (JAN 2013) (E.O.13495).

       (8) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (Mar 2009) (Pub. L. 110-247).

       (9) 52.237-11, Accepting and Dispensing of $1 Coin (Sep 2008) (31 U.S.C. 5112(p)(1)).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records — Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause —

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

(ii) 52.219-8, Utilization of Small Business Concerns (Dec 2010)(15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $650,000 ($1.5 million for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iii) 52.222-17, Nondisplacement of Qualified Workers (JAN 2013) (E.O. 13495). Flow down required in accordance with paragraph (l) of FAR clause 52.222-17.

(iv) 52.222-26, Equal Opportunity (Oct 2010)(E.O. 11246).

(v) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2010) (38 U.S.C. 4212).

(vi) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998)(29 U.S.C. 793).

(vii) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496).

(viii) 52.222-41, Service Contract Act of 1965, (Nov 2007), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.)

(ix) 52.222-50, Combating Trafficking in Persons (FEB 2009) (22 U.S.C. 7104(g)).

       Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(x) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment — Requirements (Nov 2007) (41 U.S.C. 351, et seq.)

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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(xi) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services — Requirements (Feb 2009) (41 U.S.C. 351, et seq.)

(xii) 52.222-54, Employment Eligibility Verification (Jul 2012).

(xiii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (Mar 2009) (Pub. L. 110-247). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xiv) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Feb 2006)(46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of Clause)

15	52.227-3	PATENT INDEMNITY (APR 1984) — ALTERNATE II (APR 1984)	APR/1984

(a) The Contractor shall indemnify the Government and its officers, agents, and employees against liability, including costs, for infringement of any United States patent (except a patent issued upon an application that is now or may hereafter be withheld from issue pursuant to a Secrecy Order under 35 U.S.C. 181) arising out of the manufacture or delivery of supplies, the performance of services, or the construction, alteration, modification, or repair of real property (hereinafter referred to as construction work) under this contract, or out of the use or disposal by or for the account of the Government of such supplies or construction work.

(b) This indemnity shall not apply unless the Contractor shall have been informed as soon as practicable by the Government of the suit or action alleging such infringement and shall have been given such opportunity as is afforded by applicable laws, rules, or regulations to participate in its defense. Further, this indemnity shall not apply to —

(1) An infringement resulting from compliance with specific written instructions of the Contracting Officer directing a change in the supplies to be delivered or in the materials or equipment to be used, or directing a manner of performance of the contract not normally used by the Contractor;

(2) An infringement resulting from addition to or change in supplies or components furnished or construction work performed that was made subsequent to delivery or performance; or

(3) A claimed infringement that is unreasonably settled without the consent of the Contractor, unless required by final decree of a court of competent jurisdiction.

(c) This patent indemnification shall cover the following items:

This patent indemnification shall be applicable to any patent claims or suits against the Government arising out of any activity occurring pursuant to this contract regarding the making, use, or sale of any items, or materials; or the practicing of any processes; which, in either case, have been sold or offered for sale by the contractor or its subcontractors hereunder to the public, in the commercial open market, and to such items, materials, or processes with relatively minor modifications thereto.

(End of Clause)

16	252.212-7001	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS	FEB/2013

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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       52.203-3, Gratuities (APR 1984) (10 U.S.C. 2207).

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

(1)   X   252.203-7000, Requirements Relating to Compensation of Former DoD Officials (SEP 2011) (Section 847 of Pub. L. 110-181).

(2)        252.203-7003, Agency Office of the Inspector General (DEC 2012) (section 6101 of Pub. L. 110-252, 41 U.S.C. 3509).

(3)   X   252.205-7000, Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

(4)        252.219-7003, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (AUG 2012) (15 U.S.C. 637).

(5)        252.219-7004, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JAN 2011) (15 U.S.C. 637 note).

(6) (i)        252.225-7001, Buy American Act and Balance of Payments Program (DEC 2012) (41 U.S.C. 10a-10d, E.O. 10582).

(ii)        Alternate I (OCT 2011) of 252.225-7001.

(7)        252.225-7008, Restriction on Acquisition of Specialty Metals (JUL 2009) (10 U.S.C. 2533b).

(8)        252.225-7009, Restriction on Acquisition of Certain Articles Containing Specialty Metals (JUN 2012) (10 U.S.C. 2533b).

(9)   X   252.225-7012, Preference for Certain Domestic Commodities (FEB 2013) (10 U.S.C. 2533a).

(10)        252.225-7015, Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

(11)        252.225-7016, Restriction on Acquisition of Ball and Roller Bearings (Jun 2011) (Section 8065 of Public Law 107-117 and the same restriction in subsequent DoD appropriations acts).

(12)        252.225-7017, Photovoltaic Devices (DEC 2012) (Section 846 of Pub. L. 111-383).

(13) (i)        252.225-7021, Trade Agreements (DEC 2012) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

(ii)        Alternate I (OCT 2011) of 252.225-7021.

(iii)        Alternate II (OCT 2011) of 252.225-7021.

(14)        252.225-7027, Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

(15)   X   252.225-7028, Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

(16) (i)        252.225-7036, Buy American Act — Free Trade Agreements — Balance of Payments Program (DEC 2012) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

(ii)        Alternate I (JUN 2012) of 252.225-7036.

(iii)        Alternate II (NOV 2012) of 252.225-7036.

(iv)        Alternate III (JUN 2012) of 252.225-7036.

(v)        Alternate IV (NOV 2012) of 252.225-7036.

(vi)        Alternate V (NOV 2012) of 252.225-7036.

(17)        252.225-7038, Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).

(18)        252.225-7039, Contractors Performing Private Security Functions (JUN 2012) (Section 862 of Pub. L. 110-181, as amended by section 853 of Pub. L. 110-417 and sections 831 and 832 of Pub. L. 111-383).

(19)   X   252.226-7001, Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Public Law 107-248 and similar sections in subsequent DoD appropriations acts).

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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(20)        252.227-7013, Rights in Technical Data — Noncommercial Items (FEB 2012), if applicable (see 227.7103-6(a)).

(21)   X   252.227-7015, Technical Data — Commercial Items (DEC 2011) (10 U.S.C. 2320).

(22)   X   252.227-7037, Validation of Restrictive Markings on Technical Data (JUN 2012) (10 U.S.C. 2321).

(23)   X   252.232-7003, Electronic Submission of Payment Requests and Receiving Reports (MAR 2008) (10 U.S.C. 2227).

(24)        252.237-7010, Prohibition on Interrogation of Detainees by Contractor Personnel (NOV 2010) (Section 1038 of Pub. L. 111-84).

(25)        252.237-7019, Training for Contractor Personnel Interacting with Detainees (DEC 2010) (Section 1092 of Public Law 108-375).

(26)   X   252.243-7002, Requests for Equitable Adjustment (DEC 2012) (10 U.S.C. 2410).

(27)        252.246-7004, Safety of Facilities, Infrastructure, and Equipment for Military Operations (OCT 2010) (Section 807 of Public Law 111-84).

(28)        252.247-7003, Pass-Through of Motor Carrier Fuel Surcharge Adjustment to the Cost Bearer (SEP 2010) (Section 884 of Public Law 110-417).

(29) (i)        252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(ii)        Alternate I (MAR 2000) of 252.247-7023.

(iii)        Alternate II (MAR 2000) of 252.247-7023.

(iv)        Alternate III (MAY 2002) of 252.247-7023.

(30)        252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(31)        252.247-7027, Riding Gang Member Requirements (OCT 2011) (Section 3504 of Pub. L. 110-417).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders — Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

(1) 252.225-7039, Contractors Performing Private Security Functions (JUN 2012) (Section 862 of Pub. L. 110-181, as amended by section 853 of Pub. L. 110-417 and sections 831 and 832 of Pub. L. 111-383).

(2) 252.227-7013, Rights in Technical Data — Noncommercial Items (FEB 2012), if applicable (see 227.7103-6(a)).

(3) 252.227-7015, Technical Data — Commercial Items (DEC 2011), if applicable (see 227.7102-4(a)).

(4) 252.227-7037, Validation of Restrictive Markings on Technical Data (JUN 2012), if applicable (see 227.7102-4(c)).

(5) 252.237-7010, Prohibition on Interrogation of Detainees by Contractor Personnel (NOV 2010) (Section 1038 of Pub. L. 111-84).

(6) 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(7) 252.247-7003, Pass-Through of Motor Carrier Fuel Surcharge Adjustment to the Cost Bearer (SEP 2010) (Section 884 of Public Law 110-417).

(8) 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(9) 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of clause)

17	252.225-7027	RESTRICTION ON CONTINGENT FEES FOR FOREIGN MILITARY SALES	APR/2003

(a) Except as provided in paragraph (b) of this clause, contingent fees, as defined in the Covenant Against Contingent Fees clause of this contract, are generally an allowable cost, provided the fees are paid to

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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(1) A bona fide employee of the Contractor; or

(2) A bona fide established commercial or selling agency maintained by the Contractor for the purpose of securing business.

(b) For foreign military sales, unless the contingent fees have been identified and payment approved in writing by the foreign customer before contract award, the following contingent fees are unallowable under this contract:

(1) For sales to the Government(s) of Egypt, contingent fees in any amount.

(2) For sales to Governments not listed in paragraph (b)(1) of this clause, contingent fees exceeding $50,000 per foreign military sale case.

(End of clause)

18	252.232-7006	WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS	JUN/2012

(a) Definitions. As used in this clause —

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall —

(1) Have a designated electronic business point of contact in the Central Contractor Registration at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s).

COMBINATION INVOICE AND RECEIVING REPORT

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

ORIGIN AND DESTINATION

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	N/A
Issue By DoDAAC	W15P7T
Admin DoDAAC	N/A
Inspect By DoDAAC	N/A
Ship To Code	BEG003
Ship From Code	BEG003
Mark For Code	BEGH00
Service Approver (DoDAAC)	W15P7T
Service Acceptor (DoDAAC)	W15P7T
Accept at Other DoDAAC	N/A
LPO DoDAAC	N/A
DCAA Auditor DoDAAC	N/A
Other DoDAAC(s)	N/A

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the email address identified below in the “Send Additional Email Notifications” field of WAWF once a document is submitted in the system.

N/A

(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

RENEE WILLIS-WILLIAMS    RENEE.Y.WILLISWILLIAMS.CIV@MAIL.MIL

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

(End of clause)

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-13-C-D519 MOD/AMD	Page 32 of 32 REPRINT

Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENTS LIST (CDRL)	13-JAN-2013	001	EMAIL
Attachment 0001	STATEMENT OF WORK	26-APR-2013	009	EMAIL
Attachment 0002	STANDARD COMMERCIAL WARRANTY	26-APR-2013	001	EMAIL

Exhibit A

CDRL	Description	pages
A001	Training Conduct Support Documentation	1

*** END OF NARRATIVE J0001 ***

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.